Advances to Suppliers	12 Months Ended
Jun. 30, 2023
Advances to Suppliers [Abstract]
ADVANCES TO SUPPLIERS

NOTE 5 — ADVANCES TO SUPPLIERS

Advances to suppliers, net, consist of the following:

	June 30, 2023	June 30, 2022
Advances to suppliers	$1,608,941	$6,613,280

Advances to suppliers represents balance paid to various suppliers for purchase of electronic components that have not been delivered. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. As of June 30, 2023 and 2022, there was no allowance recorded as the Company considers all of the advances to suppliers balance fully realizable. The June 30, 2022 advance to supplier balance has been fully realized in fiscal year 2023. Approximately 86.2% or $1.4 million of the June 30, 2023 advance to suppliers balance has been realized as of the date the Company’s consolidated financial statements for the year ended June 30, 2023 were issued.